                                                                 Exhibit (r)(1)
                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints PAUL W. KARR and JOSEPH COOK, or each of them, as his true and lawful attorneys-in fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statements listed on the attached schedule, for AMERICAN GENERAL LIFE INSURANCE COMPANY, THE VARIABLE ANNUITY LIFE INSURANCE COMPANY and THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK which serve as Depositors and AMERICAN HOME ASSURANCE COMPANY which serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional insurance and annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue hereof.


RICHARD HOSKINS                       Director                  April 28, 2014
---------------
RICHARD HOSKINS

ALEXANDER R. BAUGH                    Director                  April 28, 2014
------------------
ALEXANDER R. BAUGH

JAMES BRACKEN                         Director                  April 28, 2014
-------------
JAMES BRACKEN

TIMOTHY D. CARTER                     Director                  April 28, 2014
-----------------
TIMOTHY D. CARTER

JOHN Q. DOYLE                         Director                  April 28, 2014
-------------
JOHN Q. DOYLE

JEFFREY M. FARBER                     Director                  April 28, 2014
-----------------
JEFFREY M. FARBER

PETER D. HANCOCK                      Director                  April 28, 2014
----------------
PETER D. HANCOCK

KEVIN T. HOGAN                        Director                  April 28, 2014
--------------
KEVIN T. HOGAN

                                     Director                   April   , 2014
-----------------
RALPH W. MUCERINO

SID SANKARAN                          Director                  April 28, 2014
------------
SID SANKARAN

ROBERT S.H. SCHIMEK         Director, President and Chief       April 28, 2014
-------------------               Executive Officer
ROBERT S.H. SCHIMEK

                                      Director                  April   , 2014
--------------------
CHRISTOPHER L. SPARRO

                                      Director                  April   , 2014
--------------
MARK T. WILLIS

JOSEPH COOK                Senior Vice President and Chief      April 28, 2014
-----------                       Financial Officer
JOSEPH COOK

AMERICAN HOME ASSURANCE COMPANY

GUARANTOR PRODUCT SCHEDULE - 4/29/2014

REGISTRANT NAME                        FILE NOS.
---------------                        ---------------------------------------------------
VARIABLE SEPARATE ACCOUNT              333-185797  American Pathway II
811-03859                              333-185798  Polaris
                                       333-185799  Polaris II
                                       333-185831  PolarisAmerica
                                       333-185838  Polaris Platinum II
                                       333-185800  Polaris II Platinum Series
                                       333-185837  Polaris  Choice  II / Polaris
                                                   Choice  III
                                       333-185818  WM  Diversified Strategies
                                       333-185820  WM   Diversified Strategies III
                                       333-185815  Polaris Advisor
                                       333-185801  Polaris Protector
                                       333-185816  Polaris Preferred Solution

VARIABLE ANNUITY ACCOUNT ONE           333-185802 ICAP II
811-04296

VARIABLE ANNUITY ACCOUNT TWO           333-185821 Vista Capital Advantage
811-08626

VARIABLE ANNUITY ACCOUNT FOUR          333-185803 Anchor Advisor
811-08874

VARIABLE ANNUITY ACCOUNT FIVE          333-185829 Seasons
811-07727                              333-185804 Seasons Select II
                                       333-185825 Seasons Select
                                       333-185826 Seasons Triple Elite / Seasons Elite
                                       333-185822 Seasons Advisor
                                       333-185824 Seasons Advisor II
                                       333-185828 Seasons Preferred Solution

VARIABLE ANNUITY ACCOUNT SEVEN         333-185806 Polaris Plus
811-09003                              333-185807 Polaris II A-Class
                                                  Polaris II A-Class Platinum Series
                                       333-185832 Polaris II Asset Manager

VARIABLE ANNUITY ACCOUNT NINE          333-185834 Ovation
811-21096                              333-185835 Ovation Plus
                                       333-185841 Ovation Advantage
                                       333-185842 Ovation Advisor

FS Variable Separate Account           333-178854 Polaris NY
811-08810                                         Polaris II NY
                                                  Polaris II NY - Jones

                                       333-178859 WM Diversified  Strategies III NY
                                       333-178857 FSA  Advisor
                                       333-178853 Polaris  Choice NY
                                                  Polaris  Choice III NY
                                       333-178855 Polaris II  A-Class  Platinum Series NY
                                       333-178850 Polaris Advantage NY

FS Variable Annuity Account One        333-178861 ICAP II NY
811-06313

FS Variable Annuity Account Two        333-178863 Vista Capital Advantage NY
811-08624

FS Variable Annuity Account Five       333-178860 Seasons Triple Elite NY
811-08369                                         Seasons Elite NY
                                       333-178858 Seasons Select II NY Rewards

AGL SEPARATE ACCOUNT A                 033-44745  Black, VA, Blue VA, Green VA
811-01491                              033-44744  Orange VA, Yellow VA

AGL SEPARATE ACCOUNT D                 033-43390  Generations VA, Variety Plus VA
811-02441                              002-49805  Front End Load, Regular Surr. Charge
                                       333-70667  Platinum Investor VA
                                       333-40637  Select  Reserve VA
                                       033-57730  WM Advantage VA
                                       333-109206 Platinum   Investor  IVA
                                       333-25549  WM Strategic Asset Manager VA

AGL SEPARATE ACCOUNT VA-1              333-102302 The Chairman VA
811-07781

AGL SEPARATE ACCOUNT VA-2              333-102303 Individual VA Contracts
811-01990
811-01990

AGL SEPARATE ACCOUNT VL-R              333-89897  AG Legacy Plus
811-08561                              333-42567  Platinum Investor I VUL
                                       333-90787  Platinum Investor Survivor VUL
                                       333-80191  Corporate America VUL
                                       333-53909  Legacy   Plus  VUL   (Orig.)
                                       333-103361 Platinum   Investor   II  VUL
                                       333-43264  Platinum   Investor  III  VUL
                                       333-188318 Platinum   Investor  IV  VUL
                                       333-129552 Platinum Investor VIP (Orig.)
                                       333-109613 Platinum Investor FlexDirector
                                       333-82983 Platinum   Investor  PLUS  VUL
                                       333-65170 Platinum  Investor Survivor VUL
                                       333-87307 Platinum   Investor   Survivor   II   VUL
                                       333-87307 The ONE VUL Solution

AGL SEPARATE ACCOUNT VUL               333-102301 EquiBuilder VUL
811-05794

AGL SEPARATE ACCOUNT VUL-2             333-102300 EquiBuilder II VUL
811-06366                              333-102299 EquiBuilder III VUL

USL SEPARATE ACCOUNT USL VL-R          333-151575 Income Advantage Select VUL
811-09359                              333-149403 Protection Advantage Select VUL
                                       333-137941   Platinum  Investor  VIP  VUL
                                       333-105246  Platinum  Investor  PLUS  VUL
                                       333-79471 Platinum Investor VUL
USL SEPARATE ACCOUNT USL VA-R          333-63673 Generations VA
811-09007
VALIC SEPARATE ACCOUNT A               002-32783 GUP & GTS-VA
811-03240                              033-75292 Portfolio Director, Portfolio Director 2
                                                 & Portfolio Director Plus
                                       333-49232 Potentia
                                       002-96223 UIT-981
                                       333-124398 Independence Plus VA